UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2005
Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	333-121094 (1933 Act) (Commission File Number)	20-1676382 (I.R.S. Employer Identification No.)
2555 East Camelback Road, Suite 400, Phoenix, Arizona
85016
(Address of principal executive offices)
(Zip Code)
(602) 778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust II, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends our Current Report on Form 8-K filed on September 30, 2005 to provide the required financial information relating to our acquisition of single-tenant retail building located in Parkersburg, West Virginia (the “TS Parkersburg Property”), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to the property discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Summary Financial Data.

(b)	Pro Forma Financial Information. *

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2005

(Unaudited).

Notes to Pro Forma Consolidated Statement of Operations.

* A Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005, has not been included herein, as the acquisition of the TS Parkersburg Property has been reflected in our balance sheet that was included in our previously filed Quarterly Report on Form 10-Q for such period.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

None.

Tractor Supply
Summary Financial Data
We acquired the TS Parkersburg Property, which is an approximately 21,986 square foot single-tenant retail building, on September 26, 2005. The TS Parkersburg Property was constructed in 2005 on an approximately 2.97 acre site in Parkersburg, West Virginia. The TS Parkersburg Property is 100% leased to Tractor Supply Company (“Tractor Supply”) subject to a net lease pursuant to which the tenant is required to pay all operating expenses and capital expenditures in addition to base rent.
The purchase price of the TS Parkersburg Property was approximately $3.3 million, plus closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $2.6 million loan from Wachovia Bank, National Association (the “Lender”) secured by the TS Parkersburg Property (the “TS Parkersburg Loan”).
The TS Parkersburg Loan consists of an approximately $1.8 million fixed interest rate tranche (the “Fixed Rate Tranche”) and an approximately $0.8 million variable interest rate tranche (the “Variable Rate Tranche”). The Fixed Rate Tranche has a fixed interest rate of 5.57% per annum with monthly interest only payments and the outstanding principal and interest due on October 11, 2015. The Variable Rate Tranche has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments and the outstanding principal and interest due on December 26, 2005.
Tractor Supply currently operates more than 550 retail stores in 34 states. Tractor Supply’s common stock is publicly traded on the Nasdaq National Market under the symbol “TSCO” and Tractor Supply is subject to the filing requirements of the Securities Exchange Act of 1934, as amended. As a result, Tractor Supply files periodic reports with the Securities and Exchange Commission (the “SEC”).
Because the TS Parkersburg Property is leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the lessee, Tractor Supply, are more relevant to investors than the financial statements of the property acquired. As a result, pursuant to guidance provided by the SEC, we have not provided audited financial statements of the property acquired.
Tractor Supply currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Tractor Supply has been taken from its previously filed public reports:

	For the Nine Months Ended	For the Fiscal Year Ended
	9/24/2005	12/25/2004	12/27/2003	12/28/2002

			(in thousands)
Consolidated Statements of Operations
Revenues	$1,470,045	$1,738,843	$1,472,885	$1,209,990
Operating Income	$86,997	$101,546	$95,673	$64,484
Net Income	$54,767	$64,069	$55,694	$38,165

	As of the Nine Months Ended	As of the Fiscal Year Ended
	9/24/2005	12/25/2004	12/27/2003	12/28/2002
			(in thousands)
Consolidated Balance Sheets
Total Assets	$816,538	$678,485	$538,270	$462,857
Long-term Debt	$22,706	$34,744	$21,210	$35,705
Stockholders’ Equity	$443,018	$370,584	$290,991	$224,262
For more detailed financial information regarding Tractor Supply, please refer to its financial statements, which are publicly available with the SEC at http://www.sec.gov.

Cole Credit Property Trust II, Inc.
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2005
(Unaudited)
The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the TS Parkersburg Property on January 1, 2005. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a minimum of 250,000 and a maximum of 45,000,000 shares of its common stock at a price of $10 per share, subject to certain circumstances (the “Offering”). On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations. Accordingly, a Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 has not been presented.
This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operation would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	For the Nine
	Months Ended	TS Parkersburg
	September 30, 2005	Pro Forma		Pro Forma
	as Reported	Adjustments		Consolidated
REVENUE:	(a)	(b)
Rental income	$2,761	$186,224	(c)	$188,985
EXPENSES:
Depreciation and amortization	3,504	59,561	(d)	63,065
Interest expense	1,864	88,995	(e)	90,859
Asset management fee	—	6,111	(f)	6,111
Property management fee	—	3,780	(g)	3,780
General and administrative expenses	26,936	459		27,395

Total operating expenses	32,304	158,906		191,210

NET INCOME (LOSS)	$(29,543)	$27,318		$(2,225)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and Diluted	34,822			34,822

NET LOSS PER COMMON SHARE
Basic and Diluted	$(0.85)			$(0.06)

Cole Credit Property Trust II, Inc.
Notes to Pro Forma Consolidated Statement of Operations
September 30, 2005
(Unaudited)
a.	Reflects the historical operations of the Company for the nine months ended September 30, 2005. On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

b.	Reflects the Pro Forma revenues and certain expenses of the TS Parkersburg Property for the nine months ended September 30, 2005.

c.	As the TS Parkersburg Property is subject to a net lease, rental income is based on the straight line rental revenues according the lease agreement.

d.	Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

Building	40 years
Property acquisition costs	40 years
Tenant improvements	Lease term
Intangible lease assets	Lease term
e.	Represents interest expense associated with the TS Parkersburg Loan of approximately $2.6 million entered into with the Lender, consisting of the Fixed Rate Tranche of approximately $1.8 million and the Variable Rate Tranche of approximately $0.8 million. The Fixed Rate Tranche has a fixed interest rate of 5.57% per annum with monthly interest only payments and the outstanding principal and interest due on October 11, 2015. The Variable Rate Tranche has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest only payments and the outstanding principal and interest due on December 26, 2005; as such, the interest expense for the nine months ended as of September 30, 2005 includes only 90 days of interest expense relating to the Variable Rate Tranche as it is scheduled to be paid down 90 days after the acquisition of the TS Parkersburg Property.

f.	Reflects the annualized asset management fee of 0.25% (a monthly rate of 0.02083%) of the TS Parkersburg Property asset value payable to our Advisor.

g.	Reflects the property management fee equal to 2% of gross revenues of the TS Parkersburg Property payable to an affiliate of our Advisor.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLE CREDIT PROPERTY TRUST II, INC.
Dated: December 9, 2005	By:	/s/ Blair D. Koblenz
Blair D. Koblenz
Chief Financial Officer and Executive Vice President